TRIANGLE

PETROLEUM CORPORATION

Forward-Looking Statements

This presentation includes a number of forward-looking statements that reflect the current views of our management with respect to future events and financial performance. You can identify these statements by forward-looking words such as "may," "will," "expect," "anticipate," "believe," "estimate" and "continue," or similar words. Those statements include statements regarding our and members of our management team's intent, belief or current expectations as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risk and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.

Readers are urged to carefully review and consider the various disclosures made by us in these materials and our other reports filed with the U.S. Securities and Exchange Commission. These presentation materials should be read in conjunction with the sections entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our prospectus supplement and accompanying prospectus, and with the section entitled "Consolidated Financial Statements" and notes thereto in our Annual Report on Form 10-K for the year ended January 31, 2010 and our Quarterly Report on Form 10-Q for the quarterly periods ended April 30, July 31 and October 31, 2010. Important factors currently known to our management could cause actual results to differ materially from those in forward-looking statements. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in the future operating results over time. We believe that these assumptions are based upon reasonable data derived from and known about our business and operations. No assurances are made that actual results of operations or the results of our future activities will not differ materially from these assumptions. Factors that could cause differences include, but are not limited to, history of losses, uncertainty of drilling results, inability to acquire additional leasehold interests or other oil and natural gas properties, inability to manage growth in our business, inability to control properties we do not operate, inability to protect against certain liabilities associated with our properties, lack of diversification, substantial capital requirements and limited access to additional capital, competition in the oil and natural gas industry, global financial conditions, oil and natural gas realized prices, seasonal weather conditions, marketing and distribution of oil and natural gas, the influence of our significant stockholders, government regulation of the oil and natural gas industry, potential regulation affecting hydraulic fracturing, environmental regulations, including climate change regulations, uninsured or underinsured risks, aboriginal claims relating to our Canadian properties, defects in title to our oil and natural gas interests, material weakness in our internal accounting controls, and foreign currency exchange risks.

Prior to 2010, the SEC generally permitted oil and gas companies, in their filings, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2009, the SEC permits the optional disclosure of probable and possible reserves. We use the terms "estimated ultimately recoverable," or EUR, "resource potential," "recoverable reserves" or other descriptions of volumes of hydrocarbons to describe volumes of resources potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines prohibit us from including in filings with the SEC. Estimates of resource potential, recoverable reserves or estimated ultimately recoverable amounts do not reflect volumes that are demonstrated as being commercially or technically recoverable. Even if commercially or technically recoverable, a significant recovery factor would be applied to these volumes to determine estimates of volumes of proved reserves. Accordingly, these estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by us. The methodology for resource potential, recoverable reserves or estimated ultimately recoverable amounts may also be different than the methodology and guidelines used by the Society of Petroleum Engineers and is different from the SEC's guidelines for estimating probable and possible reserves.

Furthermore, the forward-looking statements contained in this presentation are made as of the date hereof, and we undertake no obligation, except as required by applicable securities legislation, to update publicly or to revise any of the included forward looking statements, whether as a result of new information, future events or otherwise. The forward-looking statements contained herein are expressly qualified by this cautionary statement.

Triangle Petroleum - Summary

Exchange / Ticker:	**NYSE AMEX / TPLM**
Recent Stock Price:	**$8.00 per share (3/25/11)**
Shares Outstanding:	**42.9 million**
Cash:	**$145 million / No Debt**
Production	**~90 bopd as of March 2011**



$5.50 – November 5, 2010
(10.8 mm shares)
$3.30 – March 16, 2010
(2.8 mm shares)
$7.50 – March 16, 2011
(16.5 mm shares)
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Triangle Petroleum Overview

Key Metrics

- 30,000 net acres
  - Announced acquisitions double position
  - Average cost to date ~$2,600 per net acre
- Drilling inventory[(1)]
  - 180+ net unrisked locations
  - Locations in areas of significant industry activity
- 12-month drilling program
  - 10.6 net wells
  - 75+ gross wells
  - $80 - $90 million drilling budget
- Deal Activity
  - Reviewing many opportunities
  - $50 million land budget



MONTANA
NORTH DAKOTA
Burke
Williams
Sheridan
Roosevelt
Rough Rider
Richland
Nesson Anticline
McKenzie
Dunn
Elm Coulee
Wibaux
Golden Valley
Billings
Lewis & Clark
Stark
Triangle Operated
Triangle Non-Operated
EOG & Other Non-Operated Recent Acres

Operated

- 7,000 net acres
  - Williams County, ND / Roosevelt County, MT
- 12-month drilling plans
  - Initiate operated program with 1.6 net wells
  - Targeting 1 rig continuous program beginning in 4Q:11

Non-Operated

- 23,000 net acres
  - Primarily McKenzie County, ND
  - Non-op position generates reserves, production and cash flow to fund operated program and additional acreage acquisition
- 12-month drilling plans
  - 9.0 net wells

BUILDING MOMENTUM AND SCALE IN THE BAKKEN

(1) Management estimate

Strategy and Execution

Strategy

- To build a position of scale in the core Bakken producing area
- Build distinct complementary growth channels, operated and non-operated
- To deliver superior returns to shareholders through conversion of resources to cash flow

Execution

- **Land** and **Legal** team on the ground, building acreage opportunity set
- **Commercial** and **Technical** teams in place to rapidly evaluate and add the "right acreage"
- **Operated** position planned to grow with drilling program beginning at the end of 2011
- Lever joint venture and partnership structures to lower cost
- Remain well capitalized
- Prepared to use stock for accretive acquisitions

Triangle Petroleum - Building Momentum in the Williston

Strategic Elements	Position / Target	Comments
➢ Build acreage position in core	➢ 30,000 net acres → +100,000 net acres	➢ Lease expiration, financial stress and operators shift to development has created increasing deal activity
➢ Convert inventory of drilling locations into reserves and cash flow	➢ 0.3 PDP wells at YE:2010 / 9.0 - 11.0 PDP wells at YE:2011	➢ $80 - $90 million 12-month drilling budget ➢ Converts 30 - 40% of undeveloped leasehold to HBP
➢ Balance non-operated and operated leasehold positions	➢ 20% operated → 67% operated	➢ Commit to a one rig operated program commencing in 4Q:11 and continuing through 2012 ➢ Controls timing and direction
➢ Develop multi skilled management team	➢ Land, subsurface, commercial team in place	➢ Operating team being assembled
➢ Lever joint venture and partnership structures	➢ Oppenheimer / true JV's	➢ Develop mechanisms that allow for lower cost of entry and larger acreage positions

POSITIONS TRIANGLE TO BECOME WILLISTON "CORPORATE CLEARINGHOUSE"

Williston Basin Highlights

- Industry has substantially de-risked the play defining commercial boundaries
  - 8 million acre continuous oil accumulation
  - 4.9 - 6.2 billion barrels of estimated recoverable reserves from Bakken and Three Forks formations per USGS
- Technology defines drainage patterns
  - Micro-seismic supporting 4 Bakken and 4 Three Forks locations per 1,280 unit
  - 25-30 stage fracs on 9,500' - 10,000' laterals optimal
  - Advances continue with subsurface and infrastructure
- Type curve economics
  - EUR's: 500-700 Mboe
  - D&C: $7.5 - 8.0 million
  - IP Rates: Ave. 30 day IP rates of ~700 boe/d
  - ROR: 50%+ (using strip pricing)
  - Payback: <2 years

Bakken – Lodgepole TPS


50 miles

Source: USGS.


Estimated EUR Range 500-700 Mboe*
Monthly Average Rate, Boepd
10,000
1,000
100
10
Years
700 Mboe
500 Mboe

	Net PV10%	PV10%/$ Coverage	ROR	Undisc. Payout, yrs.	Economic Life, yrs.
500 Mboe	$6.5MM	1.9	43%	2.2	35.3
600 Mboe	$9.4MM	2.3	68%	1.6	37.3
700 Mboe	$12.2MM	2.8	92%	1.3	39.1

Source: BEXP (2-25-2011) presentation

Current Activity and Drilling Inventory

	Operator	TPLM Net Acres	Target Formation	Unrisked Locations	12 Month Drilling Program Net Wells
Operated	TPLM	7,000	Bakken	22.0	1.6
			Three Forks	22.0	
Non-Operated	CLR / KOG / OAS / NFX / Petro Hunt / Slawson / Tracker / WLL / XTO	23,000	Bakken	72.0	9.0
			Three Forks	72.0	
	Total:	**30,000**		**180+**	**10.6**

- Over the next 12 months Triangle anticipates participating in 75+ gross (10.6 net) wells
- Participated in 12 wells to date
  - 3 wells producing
  - 9 wells drilling / completing
  - 10 wells to spud in the next 30 days
  - 34 wells permitted

TPLM Acreage – Planned Locations and Activity



Williams
McKenzie

- High level visibility on drilling activity
  - Expect to participate in 75+ gross (10.6 net) wells over the next 12-months
  - Future operated activity planned in Williams and Roosevelt Counties

Triangle Acreage
Triangle Operated
Triangle Active OBO Wells
Triangle Permitted OBO Wells
SIGNIFICANT WELL

Source: Significant well data as reported by IHS Oil BOPD.

12-Month Capital Allocation Plan

12 Month Capital Allocation Plan

Preliminary 12-Month Drilling Budget	$ 85.0
Land Acquisition Budget	50.0
G&G / Infrastructure	10.0
Working Capital	8.7
Total	$153.7



Working Capital
$8.7
G&G / Infrastructure
$10.0
Drilling Capital
$85.0
Land Acquisition Budget
$50.0

- Balance sheet positions the Company to:
  - Accelerate its development program with 10.6 net wells planned over the next 12-months
  - Converts 30%-40% of undeveloped leases to HBP
  - Provides $50 million of excess liquidity for additional leasehold acquisition
  - Cash flow from operations is not included

Nova Scotia Overview – Continue to carry as option value

Nova Scotia - Maritimes Basin (412,924 net acres)



Windsor Block

New Brunswick Activity Analogs



Stoney Creek
McCully

- Unconventional Shale Gas Play: Horton Bluff
  - Ryder Scott 2008 resource assessment confirms large resource potential
  - Other industry activity in basin includes: Southwestern Energy and Apache/Corridor
- Conventional Structural Play: Horton Bluff
  - Analogous to activity in New Brunswick
  - Currently marketing large structure and resource potential to industry partners

McCully Field Analog



• The outline of the McCully producing area fits within the Windsor glass sand structure

Triangle Petroleum Summary

- Acquired 30,000 net acres in the core of the play at an average cost of ~$2,600 per net acre. Target of +100,000 net acres
- Increasing industry activity in the play de-risks our acreage. Our partners are some of the best operators in the basin
- 10.6 net well program over the next 12-months. Plan to drill first operated well in 4Q:11
- Post offering, no debt with fully funded 12-month drilling program and $50 million of excess liquidity to pursue additional opportunities
- Continue to seek additional joint venture and partnership structures to lower cost and creatively leverage capital
- Nova Scotia (412,924 net acre gas resource play) offers option value as we seek strategic partners